Exhibit 10.2

                 NINTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER

         THIS NINTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (the "Amendment") is made and entered into as of the 27th day of December 2003, by and among MILLER INDUSTRIES, INC., a Tennessee corporation ("Parent"), each of the other Subsidiaries of Parent listed on the signature pages hereof (together with Parent, collectively, "Borrowers"), and THE CIT GROUP/BUSINESS CREDIT, INC., as Agent and Lender ("Agent").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of July 23, 2001, by and among Borrowers, Agent, and certain financial institutions signatory from time to time thereto as Lenders (as amended, modified, supplemented and restated from time to time the "Credit Agreement"), pursuant to which the Lenders agreed to make certain loans to Borrowers; and

         WHEREAS, Agent, Lenders and Borrowers wish to reduce the respective amounts of the Maximum Miller Revolver Amount and the Maximum RoadOne Revolver Amount, and to make the Ninth Amendment Date Term Loan and New Term Loan B, both as hereinafter defined; and

         WHEREAS, the Borrowers, the Agent and Lenders desire to make certain other amendments to the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing promises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT.

                  (a) Annex A to the Credit Agreement shall be amended by:

                           (i) amending the definition of Maximum Miller
Revolver Amount by deleting the amount "$30,000,000" and inserting in lieu thereof the text "$13,500,000; PROVIDED, HOWEVER, that the Maximum Miller Revolver Amount shall be increased from time to time in an amount equal to the reduction of the Maximum RoadOne Revolver Amount set forth in the definition of Maximum RoadOne Revolver Amount in connection with the application to the Obligations of Net Senior Creditor Proceeds required to be applied thereto in accordance with Section 3.4(b)(i)." ;

                           (ii) amending subsection (b)(iv) of the definition of
Maximum RoadOne Revolver Amount by deleting the amount "$2,500,000" and inserting in lieu thereof the amount "$1,500,000"; and

                           (iii) adding thereto, in the appropriate place based
on alphabetical order, the following new defined terms:

         "EARLY TERMINATION FEE" shall have the meaning ascribed to such term in
Section 3.2(b).


         "NINTH AMENDMENT" means that certain "Ninth Amendment to Credit Agreement" by and among the Borrowers, Lenders, and Agent, as identified therein, effective as of the Ninth Amendment Effective Date.

         "NINTH AMENDMENT EFFECTIVE DATE" means December 27, 2003.

                  (b) Section 1.3 of the Credit Agreement shall be amended by deleting the text thereof in its entirety and inserting in lieu thereof the following text:

         1.3      TERM LOANS.
                  ----------

                           (a)      ORIGINAL TERM LOANS.

                                    (i) AMOUNTS OF THE ORIGINAL TERM LOANS. Each
Lender severally agrees to make a term loan (any such term loan being referred to as a "CLOSING DATE TERM LOAN" and such term loans being referred to collectively as the "CLOSING DATE TERM LOANS") to the Borrowers on the Closing Date, upon the satisfaction of the conditions precedent set forth in ARTICLE 8, in an amount equal to such Lender's Pro Rata Share of $8,000,000. To the extent that, as of the Ninth Amendment Effective Date, the outstanding balance of the Closing Date Term Loans (the "Balance") is less than $5,000,000, Lenders, agrees to make an additional term loan to the Borrowers (the "NINTH AMENDMENT DATE TERM LOAN") on such date equal to the difference between $5,000,000 and the Balance. Each Closing Date Term Loan and the Ninth Amendment Date Term Loan shall be referred to herein individually as, an "ORIGINAL TERM LOAN", and collectively as the "ORIGINAL TERM LOANS".

                                    (ii) MAKING OF THE CLOSING DATE TERM LOANS.
Each Lender shall make the amount of such Lender's Closing Date Term Loans available to the Agent in same day funds, to the Agent's designated account, not later than 3:00 p.m. (Atlanta, Georgia time) on the Closing Date. After the Agent's receipt of the proceeds of such Closing Date Term Loans, upon satisfaction of the conditions precedent set forth in ARTICLE 8, the Agent shall make the proceeds of such Closing Date Term Loans available to the Borrowers on such Funding Date by transferring same day funds equal to the proceeds of such Closing Date Term Loans received by the Agent to the Designated Account.

                                    (iii) MAKING OF THE NINTH AMENDMENT DATE
TERM LOAN. On the Ninth Amendment Effective Date, the Agent shall make the proceeds of the Ninth Amendment Date Term Loan available to the Borrowers by transferring same day funds equal to the Ninth Amendment Effective Date Term Loan to the Designated Account.

                                    (iv) ORIGINAL TERM LOAN AMORTIZATION. The
Original Term Loan shall be due and payable in consecutive monthly principal installments of $167,000 each on the first day of each calendar month, commencing on August 1, 2001, with a final principal installment of all unpaid principal due and payable on the Termination Date; PROVIDED, HOWEVER, that the principal installment payments otherwise due by the Borrowers on November 1, 2003, December 1, 2003 and January 1, 2004 in accordance with the preceding sentence shall be deferred and shall be due and payable by the Borrowers on the Termination Date. Each such installment shall be payable to the Agent for the account of the applicable Lenders. Payments or prepayments of the Original Term Loans may not be reborrowed.

                  (b) NEW TERM LOANS.

                                    (i) AMOUNTS OF THE NEW TERM LOANS. Each
Lender severally agrees to make a term loan (any such term loan being referred to as a "NEW TERM LOAN A" and such term loans being referred to collectively as the "NEW TERM LOANS A") to the Borrowers on the date on which the Seventh Amendment becomes effective in accordance with its terms (the "NEW TERM LOAN A FUNDING DATE"), in an amount equal to such Lender's Pro Rata Share of $2,000,000. In addition, CIT, as Lender hereunder, agrees to make a term loan (the "NEW TERM LOAN B") to the Borrowers on the Ninth Amendment Effective Date, in an amount equal to $10,000,000. Each of the New Term Loans A and the New Term Loan B shall be referred to herein individually as, a "NEW TERM LOAN" and collectively as, the "NEW TERM LOANS"). The New Term Loans shall initially be Base Rate Term Loans.

                                    (ii) MAKING OF THE NEW TERM LOANS A. Each
Lender shall make the amount of such Lender's New Term Loan A available to the Agent in same day funds, to the Agent's designated account, not later than 3:00 p.m. (Atlanta, Georgia time) on the New Term Loan A Funding Date. After the Agent's receipt of the proceeds of such New Term Loans A, the Agent shall make the proceeds of such New Term Loans A available to the Borrowers on such Funding Date by paying down the balance of the then-outstanding Revolving Credit Loans by the aggregate amount of the New Term Loans A (without any permanent reduction in the Commitments as a result of such pay-down).

                                    (iii) MAKING OF THE NEW TERM LOAN B. The
Agent shall make the proceeds of the New Term Loan B available to the Borrowers on the Ninth Amendment Effective Date by paying down the balance of the then-outstanding Revolving Credit Loans by the aggregate amount of the New Term Loan B (without any permanent reduction in the Commitments as a result of such pay-down).

                                    (iii) NEW TERM LOAN PRINCIPAL PAYMENT. The
full principal amount of the New Term Loans, together with any then unpaid interest thereon, shall be due and payable on the Termination Date. Interest shall be payable on the New Term Loans in accordance with SECTION 2.1(A).

                  (c) Section 2.7 and Section 7.23 of the Credit Agreement shall be amended by deleting such Sections from the Credit Agreement in their entirety.

                  (d) Section 3.2 of the Credit Agreement shall be amended by amending subsection (b) of Termination of Total Facility by deleting the last sentence thereof in its entirety and inserting in lieu thereof the following text:

         "If this Agreement is terminated at any time from the Ninth Amendment Effective Date through and including July 23, 2004, whether pursuant to this Section or pursuant to SECTION 9.2, the Borrowers shall pay to the Agent, for the account of the Lenders, an early termination fee (the "EARLY TERMINATION FEE") in an amount equal to 2% of the sum of (i) the Maximum Revolver Amount (after giving effect to any prior reductions thereof in accordance with SECTION 3.2(A)) PLUS (ii) the principal balance of the Term Loans; PROVIDED, HOWEVER, that if this Agreement is terminated at any time during the aforementioned period, and such termination is made in connection with a sale or transfer (in a single transaction or two or more related transactions undertaken contemporaneously) of 80% or more of the equity interest in Parent to a Person who is not an Affiliate of Parent, the Early Termination Fee shall be an amount equal to 1% of the sum of (iii) the Maximum Revolver Amount (after giving effect to any prior reductions thereof in accordance with Section 3.2(a)) PLUS (iv) the principal balance of the Term Loans. If this Agreement is terminated at any time after July 23, 2004 but prior to the Stated Termination Date, the Early Termination Fee shall be an amount equal to 1% of the sum of (iii) the Maximum Revolver Amount (after giving effect to any prior reductions thereof in accordance with Section 3.2(a)) PLUS (iv) the principal balance of the Term Loans."

         (e) Section 6.8 of the Credit Agreement shall be amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

                  6.8 SOLVENCY. Each Borrower is Solvent prior to and after giving effect to the Borrowings to be made on the Closing Date and the issuance of the Letters of Credit to be issued on the Closing Date, and, except for the Junior Credit Agreement Payment Default, as defined in the Forbearance Agreement, as of the Ninth Amendment Effective Date, shall remain Solvent during the term of this Agreement.

                  (f) Each reference to Material Adverse Effect in Sections 6.18, 6.24 and 8.2(a)(iii) shall be deemed amended by the following parenthetical: "(except in respect of the Junior Credit Agreement Payment Default, as defined in the Forbearance Agreement)"

                  (g) Section 7.24 of the Credit Agreement shall be amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

         7.24 EBITDA. On a consolidated basis, the Miller Borrowers shall maintain an aggregate amount of EBITDA for each trailing three month period ended as of the last day of each Fiscal Month, commencing on March 31, 2004, of not less than $2,500,000.

                  (h) Schedule 1.1 to the Credit Agreement shall be amended and restated in the form attached hereto.

          3. FORBEARANCE AGREEMENT AND CERTAIN WAIVERS. Reference is hereby made to that certain Forbearance Agreement, dated as of October 31, 2003 (the "FORBEARANCE AGREEMENT"), entered into by the Borrowers, Agent and Lender whereby Agent and Lenders agreed to forbear from exercising all remedies available to them under the Credit Agreement by reason of certain Existing Defaults (as defined in the Forbearance Agreement). In consideration of the forbearances, the Borrowers agreed to pay to the Agent, for the benefit the Lenders, a "Waiver and Forbearance Fee" in the amount of $200,000 and a "Contingent Payment Fee" in the amount of $100,000. Agent and Lenders acknowledge and agree that, as of the Ninth Amendment Effective Date, (a) the Existing Defaults, any breach of Section 6.25 of the Credit Agreement and the breach of Section 7.13 of the Credit Agreement described in Section 4(a)(ii) of the Eighth Amendment, (b) the Forbearance Agreement shall be deemed terminated and (c) the Default Rate shall no longer be charged on the Obligations in respect of the Existing Defaults. In addition, Agent and Lenders waive both the Waiver and Forbearance Fee and the Contingent Payment Fee in their entireties.

          4. CONSENT. Agent and Lenders hereby consent, for purposes of Section
7.15 of the Credit Agreement, to the repayment by the Borrowers of the $150,000 indebtedness (the "150K Debt") described in Section 4(a)(ii) of the Eighth Amendment.

          5. RELEASE. As a material inducement to Agent and Lenders to enter into this Amendment and to continue to make loans under the Credit Agreement, as amended hereby, all of which are to the direct advantage and benefit of the Borrowers, the Borrowers, for themselves and their successors and assigns, (i) do hereby remise, release, waive, relinquish, acquit, satisfy and forever discharge Agent and Lenders, and all of the respective past, present and future officers, directors, employees, agents, affiliates, attorneys, representatives, participants, heirs, successors and assigns of Agent and Lenders (collectively, the "Discharge Parties" and each a "Discharged Party"), from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, suits, claims, counterclaims, demands, defenses, setoffs, objections and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing and whether known or unknown, including, but not limited to, any and all claims which may be based on allegations of breach of contract, failure to lend, fraud, promissory estoppel, libel, slander, usury, negligence, misrepresentation, breach of fiduciary duty, bad faith, lender malpractice, undue influence, duress, tortious interference with contractual relations, interference with management, or misuse of control which Borrowers now have or hereafter can, shall or may have by reason of any matter, cause, thing or event occurring on or prior to the date of this Amendment arising out of, in connection with or relating to (i) the Obligations, including, but not limited to, the administration or funding thereof, (ii) the Credit Agreement and any Loan Documents, or the indebtedness evidenced and secured thereby, and (iii) any other agreement or transaction between Borrowers and any Discharged Party relating to or in connection with the Loan Documents or the transactions contemplated therein; and (b) do hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Discharged Party, by reason of or in connection with any of the foregoing matters, claims or causes of action, provided, however, that the foregoing release and covenant not to sue shall not apply to any claims arising after the date of this Amendment with respect to acts, occurrences or events after the date of this Amendment.

         6. FEES. Borrower shall pay to Agent, for the benefit of itself and the Lenders, a fee of $850,000 (the "Amendment Fee") due and payable on January 2, 2004. The Amendment Fee shall be fully earned by Agent and the Lenders on the Ninth Amendment Effective Date and shall not be subject to refund or rebate.

         7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWERS. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents, warrants and covenants to Agents and Lenders that:

                  (a) as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default under the Credit Agreement or any of the other Loan Documents;

                  (b) each representation and warranty made or deemed to be made in this Amendment and in the Loan Documents is true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representation or warranty relates to a prior specific date or period) and Borrowers hereby reaffirm each of the agreements, covenants and undertakings set forth in the Loan Documents and in each and every other agreement, instrument and other document executed in connection therewith or pursuant thereto as if Borrowers were making said agreements, covenants and undertakings on the date hereof;

                  (c) each Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment; and

                  (d) this Amendment and each of the Loan Documents is the legal, valid and binding obligation of each Borrower enforceable against it in accordance with its terms.

         8. MISCELLANEOUS. Each of the Borrowers agrees to take such further action as the Agents shall reasonably request in connection herewith to evidence the agreements herein contained. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. The Credit Agreement, as amended hereby, shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This

Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Georgia, but without giving effect to principles of conflicts of laws thereof. This Amendment may not be modified, altered or amended except by agreement in writing signed by all of the parties hereto. Each Borrower acknowledges that it has consulted with counsel and with such other expert advisors as it deemed necessary in connection with the negotiation, execution and delivery of this Amendment. This Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.

                            [signature pages follow]

         IN WITNESS WHEREOF, Borrowers, the Agent and the Lenders have caused this Agreement to be duly executed, all as of the date first above written.


                                    "PARENT"

                                    MILLER INDUSTRIES, INC.


                                    By: /s/ J. Vincent Mish
                                       J. Vincent Mish
                                       Chief Financial Officer


                                    "SUBSIDIARY MILLER BORROWERS"

                                    APACO, INC.
                                    B&B ASSOCIATED INDUSTRIES, INC.
                                    CHEVRON, INC.
                                    CENTURY HOLDINGS, INC.
                                    CHAMPION CARRIER CORPORATION
                                    COMPETITION WHEELIFT, INC.
                                    GOLDEN WEST TOWING EQUIPMENT INC.
                                    KING AUTOMOTIVE & INDUSTRIAL
                                       EQUIPMENT, INC.
                                    MID AMERICA WRECKER & EQUIPMENT
                                       SALES, INC. OF COLORADO
                                    MILLER FINANCIAL SERVICES GROUP,
                                       INC.
                                    MILLER/GREENEVILLE, INC.
                                    MILLER INDUSTRIES DISTRIBUTING, INC.
                                    MILLER INDUSTRIES INTERNATIONAL,
                                       INC.
                                    MILLER INDUSTRIES TOWING
                                       EQUIPMENT INC.
                                       PURPOSE, INC.
                                    SONOMA CIRCUITS, INC.
                                    SOUTHERN WRECKER CENTER, INC.
                                    SOUTHERN WRECKER SALES, INC.


                                    By:/s/ J. Vincent Mish
                                       -------------------------------
                                    J. Vincent Mish
                                    Vice President and Attorney-in-Fact of each
                                    entity listed above



                    [signatures continue on following pages]

                                    "SUBSIDIARY ROADONE BORROWERS"

                                     AETEX, INC., F/K/A A-EXCELLENCE
                                        TOWING CO.
                                     ALL AMERICAN TOWING SERVICES,
                                        INC.
                                     B-G TOWING, INC.
                                     BEAR TRANSPORTATION, INC.
                                     BTRCX, INC. F/K/A BERT'S TOWING
                                        RECOVERY CORPORATION
                                     BBSX, INC. F/K/A BOB BOLIN SERVICES,
                                        INC.
                                     BASIEX, INC. F/K/A BOB'S AUTO SERVICE,
                                        INC.
                                     BTRX, INC.
                                     BVSWS, INC. F/K/A BOB VINCENT AND SONS
                                        WRECKER SERVICE, INC.
                                     CAL WEST TOWING, INC.
                                     CBTX, INC., F/K/ACEDAR BLUFF 24 HOUR
                                        TOWING, INC.
                                     CCASX, INC.
                                     CEX, INC., F/K/A CHAD'S INC.
                                     CVDC, F/K/A CLEVELAND VEHICLE
                                        DETENTION CENTER, INC.
                                     D.A. HANELINE, INC.
                                     DVREX, INC.
                                     DOLLAR ENTERPRISES, INC.
                                     DSX, INC., F/K/A DUGGER'S SERVICES, INC.
                                     GMAR, INC., F/K/A GOOD MECHANIC AUTO
                                        CO. OF RICHFIELD, INC.
                                     GREAT AMERICA TOWING, INC.
                                     GREG'S TOWING, INC.
                                     HTX, INC.
                                     LTSX, INC., F/K/A LAZER TOW SERVICES, INC.
                                     LASX, INC.
                                     LWKR, INC.
                                     MAEJO, INC.
                                     MEL'S ACQUISITION CORP.
                                     MGEX, INC.
                                     MSTEX, INC.
                                     MTSX INC.
                                     MURPHY'S TOWING, INC.

                                     P.A.T., INC.
                                     PEX, INC., F/K/A/ PIPES ENTERPRISES,INC.
                                     RMA ACQUISITION CORP.
                                     RRIC ACQUISITION CORP.
                                     RSX, INC., F/K/A RECOVERY SERVICES,
                                        INC.
                                     ROAD ONE, INC.
                                     ROADONE EMPLOYEE SERVICES, INC.
                                     ROAD ONE INSURANCE SERVICES, INC.
                                     ROAD ONE SERVICE, INC.
                                     ROAD ONE SPECIALIZED TRANSPORTATION, INC.
                                     ROADONE TRANSPORTATION AND LOGISTICS, INC.
                                     R.M.W.S., INC.
                                     SWSX, INC. (F/K/A SUBURBAN WRECKER SERVICE,
                                        INC.)
                                     TEXAS TOWING CORPORATION
                                     TPCTH, INC.
                                     TREASURE COAST TOWING, INC.
                                     TREASURE COAST TOWING OF MARTIN COUNTY,
                                         INC.
                                     TSSC, INC., F/K/A TRUCK SALES & SALVAGE
                                        CO., INC.
                                     TWSX, INC.
                                     WSX, INC., F/K/A WES'S SERVICE
                                        INCORPORATED
                                     WTX, INC. (F/K/A WILTSE TOWING, INC.)
                                     WTC, INC.
                                     WTEX, INC.
                                     ZTRX, INC., F/K/A ZEHNER TOWING &
                                        RECOVERY, INC.


                                     By:   J. Vincent Mish
                                         --------------------------------------
                                         J. Vincent Mish
                                         Vice President and Attorney-in-Fact
                                         of each entity listed above

                    [Signatures Continue on Following Pages]

                                    "AGENT"

                                    THE CIT GROUP/BUSINESS CREDIT, INC., as
                                    Agent


                                    By:  /s/ Kenneth B. Butler
                                       ----------------------------------
                                    Name: Kenneth B. Butler
                                         --------------------------------
                                    Title: Vice President
                                          -------------------------------

                     [Signatures Continue on Following Page]

                                     "LENDERS"

                                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                                      as a Lender



                                    By:  /s/ Kenneth B. Butler
                                       ----------------------------------
                                    Name: Kenneth B. Butler
                                         --------------------------------
                                    Title: Vice President
                                          -------------------------------